UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

IDENTIV, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 250-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Merger Agreement

On February 14, 2018, Identiv, Inc., a Delaware corporation (“Identiv”) completed the previously announced acquisition of 3VR Security, Inc., a California corporation (“3VR”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Identiv, Eagle Acquisition, Inc., a California corporation and a wholly owned subsidiary of Identiv (“Merger Sub”), 3VR, and Fortis Advisors LLC, a Delaware limited liability company, acting as Securityholder Representative (“Securityholder Representative”). Pursuant to the Merger Agreement, after the signing of the Merger Agreement, at the effective time, Merger Sub merged with and into 3VR and 3VR became a wholly-owned subsidiary of Identiv (the “Acquisition”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Merger Agreement.

Under the terms of the Merger Agreement, at the closing of the Acquisition, Identiv is obligated to pay an aggregate consideration of approximately $6.9 million, consisting of (i) approximately $1.6 million in cash, (ii) the issuance of subordinated unsecured promissory notes by Identiv in an aggregate principal amount of $2.0 million (the “Promissory Notes”), and (iii) the issuance of shares of Identiv’s common stock with a value of approximately $3.3 million. $1.0 million of Identiv’s common stock issued at the closing of the transaction will be held back for up to 12 months following the closing for the satisfaction of certain indemnification claims.

Additionally, in the event that the surviving corporation achieves $24.1 million in product shipments in 2018, Identiv will be obligated to issue a further earn-out consideration of $3.5 million payable in shares of Identiv’s common stock (subject to certain conditions) with a potential maximum earn-out value of $7.0 million in the event that such shipments exceed $48.2 million. Further, in calendar year 2019 Identiv may also be obligated to pay, in cash, and subject to certain conditions, contingent consideration equal to the lesser of (A) 35% of the gross margin of certain products sold and services rendered by the surviving corporation in 2018 pursuant to a supply arrangement and (B) $25.0 million, each subject to adjustments (collectively, all consideration issuable in connection with the Acquisition, the “Merger Consideration”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was originally filed as an exhibit to Identiv’s Current Report on Form 8-K filed on February 6, 2018, and is incorporated herein by reference.

Securityholder Agreement

Concurrently with entry into the Merger Agreement, Identiv entered into a Securityholder Agreement (the “Securityholder Agreement”), dated as of February 6, 2018, with (i) the shareholders of 3VR (“3VR Shareholders”), (ii) certain holders of convertible notes issued by 3VR (“3VR Noteholders”), and (iii) participants in the Management Carve-out Plan of 3VR (the “3VR Management Carve-out Plan,” and (i), (ii) and (ii) together, the “Securityholders”).

The Securityholder Agreement, among other things, prohibits the Securityholders from selling any of the Identiv Shares for a period of six months following Closing, and thereafter, prohibits them from selling more than 50% of such shares for an additional three months. The Securityholder Agreement also provides the Securityholders with certain registration rights related to the Identiv Shares.

The foregoing description of the Securityholder Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securityholder Agreement, a form of which was originally filed as Exhibit 10.1 to Identiv’s Current Report on Form 8-K filed on February 6, 2018, and is incorporated herein by reference.

Subordinated Unsecured Promissory Notes

As part of the Merger Consideration, Identiv is obligated to issue Promissory Notes in an aggregate principal amount of $2.0 million. The Promissory Notes bear simple interest at the rate of 3% per annum and mature on the one-year anniversary of Closing, unless repayment thereof is accelerated pursuant to a change in control of Identiv or other standard events of default. The Promissory Notes are subordinated to Identiv’s existing and future secured indebtedness to banks, insurance companies, lease financing institutions or other lending institutions.

The foregoing description of the Promissory Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Subordinated Unsecured Promissory Notes, a form of which was originally filed as Exhibit 10.2 to Identiv’s Current Report on Form 8-K filed on February 6, 2018, and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition

The information contained in Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Item 2.02 shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 15, 2018, Identiv issued a press release announcing the closing of its acquisition of 3VR and certain preliminary financial results for the fourth quarter and fiscal year ended December 31, 2017. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 2.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the terms of the Merger Agreement described in Item 2.01 above, on February 14, 2018, Identiv became obligated to issue 904,807 shares of its common stock, par value $0.001 per share, and Promissory Notes in an aggregate principal amount of $2.0 million, to the direct and indirect holders of equity interests of 3VR in connection with the Acquisition. The securities will be issued pursuant to an exemption under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D, as promulgated thereunder. Identiv has also agreed to file a registration statement on Form S-3 registering the Identiv shares following closing.

Item 7.01	Regulation FD Disclosure.

On February 15, 2018, Identiv issued a press release announcing completion of the acquisition of 3VR, pursuant to the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Identiv, Inc., Eagle Acquisition, Inc., 3VR Security, Inc., and Fortis Advisors LLC, as Securityholder Representative, dated as of February 6, 2018.* (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed February 6, 2018, and incorporated herein by reference).

10.1	Form of Securityholder Agreement, by and between Identiv, Inc., each of the shareholders and noteholders of 3VR Security, Inc., and the Management Carve-out Participants, dated as of February 6. 2018. (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed February 6, 2018, and incorporated herein by reference)

10.2	Form of Subordinated Unsecured Promissory Note. (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed February 6, 2018, and incorporated herein by reference)

99.1	Press Release dated February 15, 2018.

*	Schedules and attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and attachments upon request by the Securities and Exchange Commission.

Note Regarding Forward-Looking Information

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding the Acquisition, the filing of a Registration Statement on Form S-3, and the potential future payments of Merger Consideration are forward-looking statements. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the satisfaction of certain requirements with respect to any future Merger Consideration and other factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

February 15, 2018	By:	/s/ Sandra Wallach
Sandra Wallach
Chief Financial Officer